UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2022

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

(a)

Letter from the Investment Adviser

Dear Fellow Shareholders,

The Jensen Quality Value Fund (the “Fund”) — Class Y Shares — posted a return of -6.73% for the fiscal year ended May 31, 2022, compared to a return of -6.77% for the Russell Midcap Total Return Index and a return of -11.62% for the Russell 2500 Total Return Index. Please see pages 11 through 13 of this report for complete standardized performance information for the Fund.

Market Perspective

“It was the best of times; it was the worst of times” is the opening line of Charles Dickens’s A Tale of Two Cities. The line has inspired occasional confusion as to its meaning. One interpretation that seems on point currently is the idea of strong opposites taking place nearly simultaneously.

For the last seven months of 2021, markets were buoyant as investors responded enthusiastically to a robust rebound in corporate earnings growth and healthy consumer spending due to substantial U.S. monetary and fiscal support and post-pandemic global economic normalization. Notably, investors were willing to overlook warnings signs of future challenges with inflation and cost pressures.

The realities of the first five months of 2022 substantiated those alarm bells, with fear replacing greed as the prevailing investor sentiment. Market participants grappled with a generational inflation surge driven by rising wage costs and labor shortages as well as supply chain disruptions, all of which led to sharply higher interest rate expectations that signaled the end to monetary accommodation. Further, there were renewed economic disruptions due to variants of the COVID-19 virus, hawkish geopolitical actions from China and Russia, and related second- and third-order impacts globally. These virtually simultaneous uncertainties resulted in substantial market drawdowns that eroded the gains produced in the first part of the Fund’s fiscal year ended May 31, 2022.

The Effect at Jensen

For the fiscal year ended May 31, 2022, the Fund’s performance relative to the Russell Midcap Total Return Index was supported by underweight positions in the Communications and Health Care sectors, overweights in Consumer Staples and Materials, and specific companies in most sectors, excluding Materials and Industrials. Performance was negatively impacted by the Fund’s relative underweights to the Energy, Utilities, and Real Estate sectors, overweights in the Consumer Discretionary and Industrials sectors, and specific companies in the Materials and Industrials sectors.

Relative to the Russell 2500 Total Return Index, the Fund’s performance during the period was aided by underweight positions in the Health Care and Communications sectors, an overweight in the Materials sector, and specific companies in most sectors, excluding Materials and Industrials. Performance was hindered by the Fund’s underweights to the Energy, Real Estate, Utilities, and Financials sectors, the Fund’s overweight to the Consumer Discretionary sector, and specific companies in the Materials and Industrials sectors.

Annual Report	Jensen Quality Value Fund	1

During the period, the strategy continued its high allocation to quality companies, as defined by the S&P Earnings and Dividend Quality Rankings. The Fund’s allocation to the highest-quality companies, those rated A+, A, and A-, averaged 50% of portfolio assets compared to 20% of the Russell Midcap Total Return Index and 11% of the Russell 2500 Total Return Index. This significant overweight to quality added to the Fund’s relative returns during the period, which we believe were driven by the market volatility caused by the Russian invasion of Ukraine, the ongoing coronavirus pandemic and related lockdowns, rising inflation, and interest rate increases in most countries. While low-quality businesses can outperform in some periods, we believe that over the full market cycle, investors in higher-quality businesses have the potential to be rewarded with better returns and lower volatility.

The top contributor to Fund performance for the fiscal year ended May 31, 2022, was The Kroger Co (KR), an operator of grocery stores and gas stations in the United States. During the period, Kroger reported solid revenue and earnings growth and announced several strategic growth initiatives at its investor day in March 2022. Kroger was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including high market share, a vertically integrated supply chain, a strong private label brand portfolio, and a large store network.

Other notable companies that contributed positively to portfolio performance were Hill-Rom Holdings (HRC), a medical equipment company specializing in hospital beds, surgical tables, and patient monitoring devices; FactSet (FDS), a financial software company; Paychex (PAYX), a provider of payroll services; and ON Semiconductor (ON), a designer and manufacturer of semiconductors and sensors.

The largest negative contributor to Fund performance during the fiscal year was Scotts Miracle-Gro Co (SMG), a manufacturer and marketer of gardening supplies and fertilizers. While the company reported stable sales of core consumer products, profit margins came under pressure due to high input costs. Revenue growth was held back by poor spring weather and weak sales in the company’s indoor growing equipment business. Scotts Miracle-Gro was originally selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase and its compelling fundamental attributes, which include large scale, strong brands, high customer loyalty, and high barriers to entry.

Other notable holdings that weighed on relative performance included Levi Strauss & Co (LEVI), a casual apparel company; Best Buy (BBY), an electronics and appliance retailer; Lennox International (LII), a manufacturer and marketer of heating, ventilating, and air conditioning equipment; and Encompass Health (EHC), an operator of outpatient recovery and hospice centers.

Fund Additions and Eliminations

During the fiscal year ended May 31, 2022, the investment team continued to purchase the shares of companies we considered undervalued and sell the shares of companies we believed to be overvalued. New companies to the portfolio included Cadence Design Systems (CDNS), a software company specializing in semiconductor design tools; Genpact (G), a provider of business processes outsourcing and information technology services; Manhattan Associates (MANH), a supply chain management software company; Pool Corp (POOL), the United States’ only nationwide

2	Jensen Quality Value Fund	Annual Report

distributor of pool and spa supplies and parts; ResMed (RMD), a medical device company focused on treating, diagnosing, and managing respiratory disorders; The Toro Company (TTC), a leading manufacturer of lawn and garden equipment; United Rentals (URI), the largest tool and equipment rental company in the United States; and Williams-Sonoma, Inc. (WSM), a vertically integrated furniture and décor company.

During the period, the investment team sold Hill-Rom Holdings (HRC) due to the valuation of its shares following the announcement that the company would be acquired by Baxter International, a competing healthcare company. The team also sold the following positions due to valuation: ON Semiconductor (ON), Paychex (PAYX), and W.W. Grainger (GWW), a distributor of industrial parts and tools. As of May 31, 2022, the Jensen Quality Value Fund held 39 companies.

The Jensen Outlook

As investors, we are keenly aware of the global economic challenges facing companies as we look toward the rest of the calendar year and beyond. Such challenges began impacting markets early in 2022 and are unlikely to abate in the coming months. Inflation in the United States is currently running more than 8% on an annualized basis, the highest rate in forty years. The U.S. Federal Reserve pivoted from dovish to hawkish, twice raising the fed funds rate, ending open market purchases under its quantitative easing program, and signaling future near-term rate increases in an effort to tamp down inflationary pressure. The same trends are also evident in other major global economies. At the same time, corporate profit margins are under pressure. The U.S. job market remains tight, driving wage costs higher, and commodity prices are elevated due to higher demand from the economic recovery and lower supply associated with the Russian invasion of Ukraine.

Looking forward, U.S. midterm elections in the fall are likely to bring hot-button political topics to the fore, including healthcare and tax reform, which may lead to further uncertainty. As a result of the aforementioned challenges, we are maintaining a more cautious outlook for market returns in the shorter term.

As long-term, high-conviction equity investors, we do not strive to time changes in inflation, interest rates, energy or commodity prices, or elections and geopolitical events. Rather, we continue to apply our disciplined approach developed and applied over the past three decades. That time-tested approach is to focus on investing in a collection of unique, high-quality businesses that have historically provided durable competitive advantages, balance sheet strength, and free cash flow that our experience indicates could provide a framework for resilience and long-term growth regardless of the economic environment.

Quality businesses are not immune to pressures facing the global economy. However, in our view, they benefited from a strong foundation that provided pricing power to offset rising costs, strong growth in cash flow that muted the impact of higher interest rates, and competitive profiles that have kept their products and services in high demand with their customers.

Clearly, investors have much to consider, and it appears very unlikely that 2022 will see a repeat of the strong market returns of the last few years. At Jensen, we believe uncertainty and the volatility

Annual Report	Jensen Quality Value Fund	3

this can cause in the stock markets can provide opportunities for higher-quality, more resilient businesses to garner favor from investors who are seeking lower volatility in the face of the many issues noted above.

We believe that the fiscal stimulus and artificially low interest rates over the last decade contributed to investor complacency. Now that these accommodations are in the rearview mirror, investors are facing a less certain environment and searching for new ways to generate returns comparable with those of the recent past. However, timing market swings due to uncertainties is difficult and can be detrimental to capital appreciation and preservation, creating additional stress and risk for investors. We continue to believe that paying attention to company fundamentals can help investors manage risk, offer a measure of capital preservation in more volatile or generally lower market return environments, and provide the opportunity for long-term capital appreciation.

At present, greater economic uncertainty has resulted in a sharp contraction in equity market prices. Therefore, the temptation to move on from equities is perhaps heightened. We believe that equities can potentially continue to provide attractive risk-adjusted performance and that a focus on quality can help manage risk. We recognize that investing involves risk, and while history is no guarantee, we believe our constant focus on the construction of an active, high-conviction collection of companies with sound business fundamentals and attractive valuations can provide our clients with the investing outcomes they seek and help them achieve their financial goals. The ride may be bumpy, yet the destination remains attractive, in our minds.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners, and clients, and we trust that we will continue to deliver the results you expect of us.

We invite you to seek additional information about the Jensen Quality Value Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Quality Value Investment Team

4	Jensen Quality Value Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2022, and is subject to change; any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller-capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Russell Midcap Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000 Index.

The Russell 2500 Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

S&P Quality Rankings: S&P ranks index constituents from A+ through C based on trailing earnings and dividend consistency. We consider stocks rated A- and above as high quality and those rated B+ and below as low quality.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Earnings Growth: The annual rate of growth of earnings typically measured as Earnings Per Share Growth.

Quantitative Easing: the introduction of new money into the money supply by a central bank.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	5

Letter from the Investment Adviser

Dear Fellow Shareholders,

The Jensen Global Quality Growth Fund -- Class I Shares -- returned -2.74% for the fiscal year ended May 31, 2022, compared to a negative return of -6.78% for the MSCI All Country World Index over this period. Please see pages 15 through 17 of this report for complete standardized performance information for the Fund.

Market Perspective

“It was the best of times; it was the worst of times” is the opening line of Charles Dickens's A Tale of Two Cities. The line has inspired occasional confusion as to its meaning. One interpretation that seems on point currently is the idea of strong opposites taking place nearly simultaneously.

For the last seven months of 2021, markets were buoyant as investors responded enthusiastically to a robust rebound in corporate earnings growth and healthy consumer spending due to substantial U.S. monetary and fiscal support and post-pandemic global economic normalization. Notably, investors were willing to overlook warnings signs of future challenges with inflation and cost pressures.

The realities of the first five months of 2022 substantiated those alarm bells as fear replaced greed as the prevailing investor sentiment. Market participants grappled with a generational inflation surge, driven by rising wage costs and labor shortages as well as supply chain disruptions, all of which led to sharply higher interest rate expectations that signaled the end to monetary accommodation. Further, there were renewed economic disruptions due to variants of the COVID-19 virus, hawkish geopolitical actions from China and Russia, and related second- and third-order impacts globally. These virtually simultaneous uncertainties resulted in substantial market drawdowns that eroded the gains produced in the first part of the Fund’s fiscal year ended May 31, 2022.

The Effect at Jensen

Amidst this market volatility, the Fund’s focus on high-quality stocks mitigated a portion of the headwind to investment performance during the period. One indication of this resilience from consistent, quality businesses can be found by reviewing market returns as measured by the S&P Earnings and Dividend Quality Rankings. Companies with more consistent earnings and dividend payments are ranked higher by S&P than those companies that are typically more volatile. Given the nature of the rankings, companies rated A- and above are considered higher-quality businesses. Attribution analysis indicates that over the last twelve months ended May 31, 2022, the Fund’s selection of stocks in the A- and above categories boosted the Fund’s benchmark relative returns by more than 400 basis points.

From a sector perspective, stock selection added value in the Healthcare, Consumer Discretionary, and Information Technology sectors, while underweight allocations detracted from relative returns in the Energy, Utilities, and Financials sectors. Typically, very few companies in the Energy and Utilities sectors qualify for our strict requirement for high and prolonged profitability as measured by return on equity, and consequently, our lack of exposure to sectors that do not deliver consistently high business returns will add or detract value periodically.

6	Jensen Global Quality Growth Fund	Annual Report

Leading contributors to performance during the period were Pfizer (PFE) and AstraZeneca (AZN). Pfizer is a global biopharmaceutical company with a diversified portfolio of pharmaceutical and vaccine products. During the fiscal year ended May 31, 2022, the company’s stock price reacted favorably to the success of its COVID-19 vaccine, Comirnaty, and the regulatory authorization of its COVID-19 therapeutic, Paxlovid. Additionally, the company made progress bolstering its drug pipeline via multiple positive internal updates and the announcement of several transactions focused on future candidates.

AstraZeneca is a diversified global pharmaceutical company. Financial results were buoyed by resilient performance across many of the company’s major drug franchises, including oncology, cardiovascular, and rare disease. Importantly, the company continues to reinvest free cash flow into new treatments and drug development to bolster its already promising drug pipeline.

Two holdings detracted from the Fund’s performance for the period – Tencent (TCEHY) and SAP SE (SAP). Tencent is a Chinese multinational conglomerate with leading products in gaming, financial services, and communications. Financial results were positive in the first half of the one-year period, but in the latter half, the company’s fundamentals were overwhelmed by a series of capricious regulatory actions by Chinese regulators that weighed on both investor sentiment and financial results. China’s zero-COVID policy exacerbated weakness in recent months as major cities entered lockdown, with a chilling effect on China’s broader economy.

SAP SE is a German multinational enterprise software and cloud services company. During the fiscal year ended May 31, 2022, SAP SE shares declined due to short-term financial pressure from the company’s strategic pivot to a cloud delivery model. In this type of transition, we expect a degree of growth slowdown as revenue shifts from upfront payments to a subscription-based payment model. We have observed similar instances of volatility in other companies undergoing similar changes, and we believe that SAP SE is on the right path and that our long-term investment thesis remains intact.

We are constantly evaluating all the businesses owned by the Fund, as well as other investment candidates, to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations, valuation opportunities, and overall risk profiles for our companies.

Fund Additions and Eliminations

During the fiscal period, the Jensen Investment Team did not execute any wholesale portfolio changes. However, we did make some significant additions and subtractions to existing holdings.

The largest position increases were in Amadeus IT Group (AMS) and AstraZeneca (AZN). Amadeus IT Group is a leading provider of technology solutions and services for the global travel industry. Headquartered in Spain, Amadeus maintains a leading position in indirect travel bookings. Amadeus facilitates complex transactions between travel providers, including airlines and hotels, and travel sellers, such as online and offline travel agencies and metasearch providers like KAYAK. The company is also the global leader in the fast-growing industry of direct distribution, where it hosts mission-critical selling platforms and inventory management systems for airlines and hotels, including Southwest Airlines and Marriott International. We expect strength in the direct distribution

Annual Report	Jensen Global Quality Growth Fund	7

business and an eventual rebound in global travel volumes to help drive revenue and earnings growth potential for Amadeus for many years to come.

We added to the position in AstraZeneca due to the combination of fundamental business strength and attractive share price valuation. The company has benefited from a diverse portfolio of leading pharmaceutical products with long intellectual property lives. As a result, we believe the company can continue to generate robust free cash flow that can be used for further drug pipeline reinvestment. The company’s shares were pressured for a portion of the previous year due to negative, short-term investor sentiment related to the company’s missteps with the development and commercial launch of Vaxzervria, its COVID-19 vaccine. We believe this created a buying opportunity for long-term investors due to the enduring strength of AstraZeneca’s oncology, rare disease, and cardiovascular drug franchises.

The largest position decreases were in Tencent (TCEHY) and GlaxoSmithKline (GSK). Despite maintaining a below-average portfolio weighting in Tencent to manage geopolitical, macro, and regulatory risks, we further reduced the position due to heightened geopolitical uncertainty in China. We continue to hold a small position in Tencent shares due to the company’s dominant position in the Chinese economy and its high-quality businesses that are levered to attractive areas, including global gaming, social media, e-commerce, Fintech, and cloud services.

GlaxoSmithKline is a diversified global pharmaceutical company, benefiting from a diverse drug portfolio and global leadership in shingles vaccines with its product Shingrix. The company’s shares advanced during the year due to a recovery in Shingrix sales, the progress made in the spin-off of their consumer business, and the normalization of certain pharmaceutical usage patterns associated with the ebbing of pandemic lockdowns. The Fund’s position was opportunistically reduced during the period in favor of opportunities within other portfolio holdings.

The Jensen Outlook

As investors, we are keenly aware of the global economic challenges facing companies as we look toward the rest of the calendar year and beyond. Such challenges began impacting markets early in 2022 and are unlikely to abate in the coming months. Inflation in the United States is currently running more than 8% on an annualized basis, the highest rate in forty years. The U.S. Federal Reserve pivoted from dovish to hawkish, twice raising the fed funds rate, ending open market purchases under its quantitative easing program, and signaling future near-term rate increases in an effort to tamp down inflationary pressure. The same trends are also evident in other major global economies. At the same time, corporate profit margins are under pressure. The U.S. job market remains tight, driving wage costs higher, and commodity prices are elevated due to higher demand associated with the economic recovery and lower supply associated with the Russian invasion of Ukraine.

Looking forward, U.S. midterm elections in the fall are likely to bring hot-button political topics to the fore, including healthcare and tax reform, which may lead to further uncertainty. As a result of the aforementioned challenges, we are maintaining a more cautious outlook for market returns in the shorter term.

As long-term, high-conviction equity investors, we do not strive to time changes in inflation, interest rates, energy/commodity prices, or elections and geopolitical events. Rather, we continue to apply

8	Jensen Global Quality Growth Fund	Annual Report

our disciplined approach developed and applied over the past three decades. That time-tested approach is to focus on investing in a collection of unique, high-quality businesses that have historically provided durable competitive advantages, balance sheet strength, and free cash flow that our experience indicates could provide a framework for resilience and long-term growth regardless of the economic environment.

Quality businesses are not immune to pressures facing the global economy. However, in our view, they benefited from a strong foundation that provided pricing power to offset rising costs, strong growth in cash flow that muted the impact of higher interest rates, and competitive profiles that have kept their products and services in high demand with their customers.

Clearly, investors have much to consider, and it appears very unlikely that 2022 will see a repeat of the strong market returns of the last few years. At Jensen, we believe uncertainty and the volatility this can cause in the stock markets can provide opportunities for higher-quality, more resilient businesses to garner favor from investors who are seeking lower volatility in the face of the many issues noted above.

We believe that the fiscal stimulus and artificially low interest rates over the last decade contributed to investor complacency. Now that these accommodations are in the rearview mirror, investors are facing a less certain environment and searching for new ways to generate returns comparable with those of the recent past. However, timing market swings due to uncertainties is difficult and can be detrimental to capital appreciation and preservation, creating additional stress and risk for investors. We continue to believe that paying attention to company fundamentals can help investors manage risk, offer a measure of capital preservation in more volatile or generally lower market return environments, and provide the opportunity for long-term capital appreciation.

At present, greater economic uncertainty has resulted in a sharp contraction in equity market prices. Therefore, the temptation to move on from equities is perhaps heightened. We believe that equities can potentially continue to provide attractive risk-adjusted performance and that a focus on quality can help manage risk. We recognize that investing involves risk, and while history is no guarantee, we believe our constant focus on the construction of an active, high-conviction collection of companies with sound business fundamentals and attractive valuations can provide our clients with the investing outcomes they seek and help them achieve their financial goals. The ride may be bumpy, yet the destination remains attractive, in our minds.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners, and clients, and we trust that we will continue to deliver the results you expect of us.

We invite you to seek additional information about the Jensen Global Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Global Quality Growth Investment Team

Annual Report	Jensen Global Quality Growth Fund	9

This discussion and analysis of the Fund is as of May 2022 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

MSCI All Country World Index (ACWI) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index comprises the stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets.

Mutual fund investing involves risk, and principal loss is possible. The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity (ROE): Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Basis Point: Is a value equaling one one-hundredth of a percent (1/100 of 1%).

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Quantitative Easing: the introduction of new money into the money supply by a central bank.

Must be preceded or accompanied by a prospectus for the Jensen Global Quality Growth Fund.

The Jensen Global Quality Growth Fund is distributed by Quasar Distributors, LLC.

10	Jensen Global Quality Growth Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index and Russell 2500® Total Return Index

$50,000
$42,500
$35,000
$27,500
$20,000
$12,500
$10,000
$33,289
$31,063
$29,034
May 31, 2012
Nov 30, 2012
May 31, 2013
Nov 30, 2013
May 31, 2014
Nov 30, 2014
May 31, 2015
Nov 30, 2015
May 31, 2016
Nov 30, 2016
May 31, 2017
Nov 30, 2017
May 31, 2018
Nov 30, 2018
May 31, 2019
Nov 30, 2019
May 31, 2020
Nov 30, 2020
May 31, 2021
Nov 30, 2021
May 31, 2022
Jensen Quality Value Fund - Class J
Russell Midcap® Total Return Index
Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	-6.98%	11.94%	9.28%	11.25%	9.67%
Russell Midcap® Total Return Index*	-6.77%	12.87%	10.48%	12.78%	12.01%
Russell 2500® Total Return Index*	-11.62%	12.05%	9.76%	12.00%	11.28%

*

The Russell Midcap® Total Return Index replaced the Russell 2500® Total Return Index as the Fund's primary benchmark. The Adviser believes the new index better represents the investable opportunity set for the Fund.

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on May 31, 2012. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	11

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index and Russell 2500® Total Return Index

$1,000,000
$825,000
$650,000
$475,000
$300,000
$250,000
$832,230
$776,572
$739,463
May 31, 2012
Nov 30, 2012
May 31, 2013
Nov 30, 2013
May 31, 2014
Nov 30, 2014
May 31, 2015
Nov 30, 2015
May 31, 2016
Nov 30, 2016
May 31, 2017
Nov 30, 2017
May 31, 2018
Nov 30, 2018
May 31, 2019
Nov 30, 2019
May 31, 2020
Nov 30, 2020
May 31, 2021
Nov 30, 2021
May 31, 2022
Jensen Quality Value Fund - Class I
Russell Midcap® Total Return Index
Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	-6.79%	12.18%	9.53%	11.45%	9.87%
Russell Midcap® Total Return Index*	-6.77%	12.87%	10.48%	12.78%	12.01%
Russell 2500® Total Return Index*	-11.62%	12.05%	9.76%	12.00%	11.28%

*

The Russell Midcap® Total Return Index replaced the Russell 2500® Total Return Index as the Fund's primary benchmark. The Adviser believes the new index better represents the investable opportunity set for the Fund.

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $250,000 made on May 31, 2012. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

12	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class Y (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index and Russell 2500® Total Return Index

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,233,561
$1,231,186
$1,211,498
January 15, 2020
January 31, 2020
February 28, 2020
May 31, 2020
August 31, 2020
November 30, 2020
February 28, 2021
May 31, 2021
August 31, 2021
November 30, 2021
February 28, 2022
May 31, 2022
Jensen Quality Value Fund - Class Y
Russell Midcap® Total Return Index
Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	Since Inception (01/15/2020)
Jensen Quality Value Fund - Class Y	-6.73%	9.24%
Russell Midcap® Total Return Index*	-6.77%	9.15%
Russell 2500® Total Return Index*	-11.62%	8.41%

*

The Russell Midcap® Total Return Index replaced the Russell 2500® Total Return Index as the Fund's primary benchmark. The Adviser believes the new index better represents the investable opportunity set for the Fund.

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on January 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	13

Jensen Quality Value Fund

Investments by Sector as of May 31, 2022

(As a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/
or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial
Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S.
Bank Global Fund Services.

14	Jensen Quality Value Fund	Annual Report

Jensen Global Quality Growth Fund - Class J (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class J	-3.02%	16.48%
MSCI All Country World Index Net (USD)	-6.78%	18.90%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $10,000 made on April 15, 2020, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	15

Jensen Global Quality Growth Fund - Class I (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class I	-2.74%	16.78%
MSCI All Country World Index Net (USD)	-6.78%	18.90%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $250,000 made on April 15, 2020, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

16	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund - Class Y (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2022 (Unaudited)	1 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class Y	-2.72%	16.79%
MSCI All Country World Index Net (USD)	-6.78%	18.90%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on April 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	17

Jensen Global Quality Growth Fund

Allocation of Portfolio Holdings as of May 31, 2022

(As a Percentage of Total Investments) (Unaudited)

18	Jensen Global Quality Growth Fund	Annual Report

Statements of Assets & Liabilities

May 31, 2022

Assets:	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Investments, at value (cost $195,621,863 and $35,253,164)	$200,994,164	$37,798,119
Income receivable	284,600	61,273
Receivable for capital stock issued	115,200	–
Receivable from Adviser	–	1,119
Other Assets	35,613	31,277
Total Assets	201,429,577	37,891,788
Liabilities:
Payable for capital stock redeemed	279,897	–
Payable for 12b-1 fees - Class J	9,812	1,444
Payable to Adviser	65,152	–
Payable to affiliates	30,211	18,788
Accrued expenses and other liabilities	39,598	15,922
Total Liabilities	424,670	36,154
NET ASSETS	$201,004,907	$37,855,634
Net Assets Consist of:
Capital stock	193,353,633	35,365,199
Total distributable earnings	7,651,274	2,490,435
Total Net Assets	201,004,907	37,855,634
Net Assets Consist of:
Class J Shares:
Net Assets	$38,941,838	$2,144,737
Shares of beneficial interest outstanding	2,456,558	156,202
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.85	$13.73
Class I Shares:
Net Assets	$104,867,446	$2,349,883
Shares of beneficial interest outstanding	6,631,428	170,949
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.81	$13.75
Class Y Shares:
Net Assets	$57,195,623	$33,361,014
Shares of beneficial interest outstanding	3,624,852	2,427,080
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.78	$13.75

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	19

Jensen Quality Value Fund
Schedule of Investments
May 31, 2022

Common Stocks - 98.56%

shares	Air Freight & Logistics - 3.37%	value
62,300	Expeditors International of Washington, Inc.	$6,780,732

shares	Auto Components - 3.03%	value
195,910	Gentex Corp.	$6,088,883

shares	Building Products - 1.75%	value
16,850	Lennox International, Inc.	$3,519,965

shares	Capital Markets - 3.39%	value
17,850	FactSet Research Systems, Inc.	$6,814,773

shares	Chemicals - 1.41%	value
29,860	Scotts Miracle-Gro Co.	$2,825,353

shares	Commercial Services & Supplies - 4.22%	value
65,760	Copart, Inc. (a)	$7,531,493
31,580	Herman Miller, Inc.	$953,716
		$8,485,209

shares	Communications Equipment - 2.54%	value
31,300	F5 Networks, Inc. (a)	$5,103,152

shares	Containers & Packaging - 3.97%	value
76,360	Crown Holdings, Inc.	$7,975,039

shares	Distributors - 5.45%	value
60,250	Genuine Parts Co.	$8,237,983
6,820	Pool Corp.	$2,718,588
		$10,956,571

shares	Electronic Equipment, Instruments & Components - 1.90%	value
53,930	Amphenol Corp. - Class A	$3,821,480

The accompanying notes are an integral part of these financial statements.

20	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2022

shares	Food & Staples Retailing - 3.24%	value
123,000	Kroger Co.	$6,515,310

shares	Food Products - 6.23%	value
67,350	Campbell Soup Co.	$3,226,739
75,040	General Mills, Inc.	$5,241,544
58,110	Kellogg Co.	$4,052,591
		$12,520,874

shares	Health Care Equipment & Supplies - 1.57%	value
15,540	ResMed, Inc.	$3,161,768

shares	Health Care Providers & Services - 7.96%	value
126,480	Encompass Health Corp.	$8,289,500
31,270	Laboratory Corporation of America Holdings	$7,714,934
		$16,004,434

shares	Household Products - 3.95%	value
88,210	Church & Dwight Co, Inc.	$7,944,193

shares	IT Services - 6.90%	value
36,689	Broadridge Financial Solutions, Inc.	$5,364,665
106,380	Genpact Ltd. (c)	$4,720,081
58,280	MAXIMUS, Inc.	$3,781,789
		$13,866,535

shares	Leisure Products - 4.14%	value
92,830	Hasbro, Inc.	$8,331,493

shares	Machinery - 2.76%	value
44,880	Donaldson Co, Inc.	$2,346,326
38,750	Toro Co.	$3,196,488
		$5,542,814

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	21

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2022

shares	Professional Services - 6.25%	value
38,350	Equifax, Inc.	$7,768,942
27,380	Verisk Analytics, Inc.	$4,789,310
		$12,558,252

shares	Real Estate Management & Development - 1.57%	value
38,180	CBRE Group, Inc. - Class A (a)	$3,162,831

shares	Road & Rail - 1.26%	value
16,760	Landstar System, Inc.	$2,537,967

shares	Semiconductors & Semiconductor Equipment - 4.20%	value
116,100	Microchip Technology, Inc.	$8,434,665

shares	Software - 5.08%	value
35,530	Cadence Design Systems, Inc. (a)	$5,462,027
39,310	Manhattan Associates, Inc. (a)	$4,753,758
		$10,215,785

shares	Specialty Retail - 5.54%	value
88,690	Best Buy Company, Inc.	$7,277,901
10,090	Tractor Supply Co.	$1,890,462
15,360	Williams-Sonoma, Inc.	$1,964,851
		$11,133,214

shares	Textiles, Apparel & Luxury Goods - 4.90%	value
41,640	Carter's, Inc.	$3,208,362
365,150	Levi Strauss & Co. - Class A	$6,631,124
		$9,839,486

shares	Trading Companies & Distributors - 1.98%	value
13,340	United Rentals, Inc. (a)	$3,977,721

Total Common Stocks	value
(Cost $192,746,198)	$198,118,499

The accompanying notes are an integral part of these financial statements.

22	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2022

Short-Term Investments - 1.43%

shares		value
2,875,665	First American Treasury Obligations Fund - Class X, 0.674% (b)	$2,875,665

Total Short-Term Investments	value
(Cost $2,875,665)	$2,875,665

Total Investments	value
(Cost $195,621,863) - 99.99%	$200,994,164
Other Assets in Excess of Liabilities - 0.01%	$10,743
TOTAL NET ASSETS - 100.00%	$201,004,907

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven-day yield as of May 31, 2022.
(c)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	23

Jensen Global Quality Growth Fund
Schedule of Investments
May 31, 2022

Common Stocks - 97.48%

shares	Canada - 7.43%	value
29,310	Alimentation Couche-Tard, Inc.	$1,331,736
13,020	Canadian National Railway Co.	$1,480,441
		$2,812,177

shares	Cayman Islands - 1.00%	value
8,250	Tencent Holdings Ltd.	$377,177

shares	Finland - 1.49%	value
11,050	Kone Oyj - Class B	$564,288

shares	France - 1.45%	value
460	Hermes International	$550,004

shares	Germany - 3.19%	value
12,040	SAP SE	$1,206,973

shares	Ireland - 3.58%	value
4,540	Accenture PLC - Class A	$1,355,008

shares	Spain - 2.53%	value
15,370	Amadeus IT Group SA (a)	$956,377

shares	Switzerland - 2.82%	value
8,740	Nestle SA	$1,069,053

shares	Taiwan, Province of China - 3.64%	value
14,460	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	$1,378,038

shares	United Kingdom - 14.05%	value
14,700	AstraZeneca PLC	$1,942,802
61,830	Compass Group PLC	$1,385,999
31,160	Diageo PLC	$1,447,729
24,910	GlaxoSmithKline PLC	$543,046
		$5,319,576

The accompanying notes are an integral part of these financial statements.

24	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2022

shares	United States - 56.30%	value
7,100	3M Co.	$1,059,959
670	Alphabet, Inc. - Class A (a)	$1,524,410
9,290	Apple, Inc.	$1,382,724
6,110	Automatic Data Processing, Inc.	$1,362,164
4,600	Becton Dickinson and Co.	$1,176,680
3,670	Broadridge Financial Solutions, Inc.	$536,627
4,990	Equifax, Inc.	$1,010,875
2,600	Home Depot, Inc.	$787,150
1,920	Intuit, Inc.	$795,763
7,200	Johnson & Johnson	$1,292,616
2,230	Mastercard, Inc. - Class A	$798,050
5,790	Microsoft Corp.	$1,574,127
9,050	NIKE, Inc. - Class B	$1,075,592
10,150	PepsiCo, Inc.	$1,702,662
27,820	Pfizer, Inc.	$1,475,573
12,820	Starbucks Corp.	$1,006,370
5,350	Stryker Corp.	$1,254,575
4,740	Texas Instruments, Inc.	$837,842
3,770	Verisk Analytics, Inc.	$659,449
		$21,313,208

Total Common Stocks	value
(Cost $34,356,924)	$36,901,879

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	25

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2022

Short-Term Investments - 2.37%

shares	United States - 2.37%	value
896,240	First American Treasury Obligations Fund - Class X, 0.674% (b)	$896,240

Total Short-Term Investments	value
(Cost $896,240)	$896,240

Total Investments	value
(Cost $35,253,164) - 99.85%	$37,798,119
Other Assets in Excess of Liabilities - 0.15%	$57,515
TOTAL NET ASSETS - 100.00%	$37,855,634

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven-day yield as of May 31, 2022.

Abbreviations:

ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

The accompanying notes are an integral part of these financial statements.

26	Jensen Global Quality Growth Fund	Annual Report

Statements of Operations

For the Year Ended May 31, 2022

Investment Income:	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Dividend income	$2,431,453	$551,213 (1)
Interest income	2,968	567
Total Investment Income	2,434,421	551,780
Expenses:
Investment management fees	1,152,774	261,094
12b-1 fees - Class J	103,361	5,720
Federal and state registration fees	78,205	50,711
Reports to shareholders	63,999	5,607
Transfer agent fees	48,056	45,194
Administration fees	46,569	20,299
Fund accounting fees	41,194	24,257
Legal fees	27,991	16,430
Audit and tax fees	17,496	18,494
Shareholder servicing fees - Class I	16,368	406
Transfer agent expenses	16,304	729
Chief Compliance Officer fees	12,507	12,507
Trustees’ fees	9,587	9,594
Custody fees	7,680	11,516
Insurance expense	3,131	2,332
Other	3,590	7,864
Total expenses	1,648,812	492,754
Less waivers and reimbursements by Adviser (Note 4)	(110,284)	(138,503)
Net expenses	1,538,528	354,251
Net Investment Income	895,893	197,529
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	5,205,397	(60,402)
Foreign currency translations	–	(11,251)
Change in unrealized appreciation/depreciation on:
Investments	(23,605,682)	(1,656,668)
Foreign currency translations	–	(818)
Net realized and unrealized loss on investments	(18,400,285)	(1,729,139)
Net Decrease in Net Assets Resulting From Operations	$(17,504,392)	$(1,531,610)

(1)	Net of $21,117 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	27

Statements of Changes in Net Assets

	Jensen Quality Value Fund
Operations:	Year Ended May 31, 2022	Year Ended May 31, 2021
Net investment income	$895,893	$462,636
Net realized gain on investments transactions	5,205,397	3,227,417
Change in unrealized appreciation (depreciation) on investments	(23,605,682)	26,173,329
Net increase (decrease) in net assets resulting from operations	(17,504,392)	29,863,382
Capital Share Transactions:
Shares Sold - Class J	19,783,062	29,229,279
Shares Sold - Class I	94,301,843	39,818,611
Shares Sold - Class Y	13,950,545	2,004,611
Shares issued to holders in reinvestment of dividends - Class J	1,134,694	217,536
Shares issued to holders in reinvestment of dividends - Class I	2,254,291	284,657
Shares issued to holders in reinvestment of dividends - Class Y	1,542,803	609,342
Shares redeemed - Class J	(14,530,353)	(5,548,247)
Shares redeemed - Class I	(23,677,279)	(5,441,727)
Shares redeemed - Class Y	(3,230,055)	(2,400,467)
Net increase in net assets from capital share transactions	91,529,551	58,773,595
Dividends And Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(1,134,768)	(217,831)
Net dividends and distributions to shareholders - Class I	(2,254,466)	(284,663)
Net dividends and distributions to shareholders - Class Y	(1,542,803)	(609,342)
Total dividends and distributions	(4,932,037)	(1,111,836)
Increase in Net Assets	69,093,122	87,525,141
Net Assets:
Beginning of year	$131,911,785	$44,386,644
End of year	$201,004,907	$131,911,785

The accompanying notes are an integral part of these financial statements.

28	Jensen Quality Value Fund	Annual Report

Statements of Changes in Net Assets

	Jensen Global Quality Growth Fund
Operations:	Year Ended May 31, 2022	Year Ended May 31, 2021
Net investment income	$197,529	$131,226
Net realized loss on:
Investments	(60,402)	(30,057)
Foreign currency translations	(11,251)	(12,029)
Change in unrealized appreciation (depreciation) on:
Investments	(1,656,668)	4,091,743
Foreign currency translations	(818)	154
Net increase (decrease) in net assets resulting from operations	(1,531,610)	4,181,037
Capital Share Transactions:
Shares Sold - Class J	1,091,009	1,003,526
Shares Sold - Class I	583,676	1,389,786
Shares Sold - Class Y	11,485,530	18,812,671
Shares issued to holders in reinvestment of dividends - Class J	6,851	5,859
Shares issued to holders in reinvestment of dividends - Class I	10,018	7,176
Shares issued to holders in reinvestment of dividends - Class Y	153,229	88,121
Shares redeemed - Class J	(537,957)	(133,030)
Shares redeemed - Class I	–	(42,683)
Shares redeemed - Class Y	(332,366)	(1,435)
Net increase in net assets from capital share transactions	12,459,990	21,129,991
Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(6,851)	(6,173)
Net dividends and distributions to shareholders - Class I	(10,019)	(7,177)
Net dividends and distributions to shareholders - Class Y	(153,229)	(88,121)
Total dividends and distributions	(170,099)	(101,471)
Increase in Net Assets	10,758,281	25,209,557
Net Assets:
Beginning of year	$27,097,353	$1,887,796
End of year	$37,855,634	$27,097,353

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	29

Financial Highlights

Jensen Quality Value Fund - Class J

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018
Net asset value, beginning of period	$17.47	$12.17	$12.24	$12.59	$12.14
Income (loss) from investment operations:
Net investment income(1)	0.05	0.06	0.08	0.10	0.11
Net realized and unrealized gain (loss) on investments	(1.21)	5.43	0.41	0.22	0.86
Total from investment operations	(1.16)	5.49	0.49	0.32	0.97
Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.08)	(0.10)	(0.08)
Distributions from net realized gain on investments	(0.42)	(0.13)	(0.48)	(0.57)	(0.44)
Total distributions	(0.46)	(0.19)	(0.56)	(0.67)	(0.52)
Net asset value, end of period	$15.85	$17.47	$12.17	$12.24	$12.59
Total return	-6.98%	45.37%	3.72%	2.89%	7.98%
Supplemental data and ratios:
Net assets, end of period (000’s)	$38,942	$37,105	$6,569	$2,444	$2,482
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.11%	1.25%	1.57%	1.50%	1.51%
After waivers and reimbursements of expenses	1.05%	1.05%	1.05%	1.05%	1.11%(2)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.25%	0.18%	0.16%	0.39%	0.50%
After waivers and reimbursements of expenses	0.31%	0.38%	0.68%	0.84%	0.90%(2)
Portfolio turnover rate	17.78%	18.15%	36.19%	42.51%	44.29%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class J shares was decreased from 1.00% to 0.80% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

30	Jensen Quality Value Fund	Annual Report

Financial Highlights

Jensen Quality Value Fund - Class I

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018
Net asset value, beginning of period	$17.43	$12.13	$12.18	$12.52	$12.08
Income (loss) from investment operations:
Net investment income(1)	0.09	0.09	0.12	0.13	0.14
Net realized and unrealized gain (loss) on investments	(1.21)	5.42	0.39	0.23	0.85
Total from investment operations	(1.12)	5.51	0.51	0.36	0.99
Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	(0.13)	(0.11)
Distributions from net realized gain on investments	(0.42)	(0.13)	(0.48)	(0.57)	(0.44)
Total distributions	(0.50)	(0.21)	(0.56)	(0.70)	(0.55)
Net asset value, end of period	$15.81	$17.43	$12.13	$12.18	$12.52
Total return	-6.79%	45.80%	3.88%	3.25%	8.15%
Supplemental data and ratios:
Net assets, end of period (000’s)	$104,867	$44,113	$2,491	$33,470	$32,555
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	0.88%	1.00%	1.23%	1.27%	1.28%
After waivers and reimbursements of expenses	0.82%	0.82%	0.82%	0.82%	0.91%(2)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.50%	0.42%	0.51%	0.62%	0.73%
After waivers and reimbursements of expenses	0.56%	0.60%	0.92%	1.07%	1.10%(2)
Portfolio turnover rate	17.78%	18.15%	36.19%	42.51%	44.29%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class I shares was decreased from 1.00% to 0.80% excluding shareholder servicing fees of up to 0.10%.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	31

Financial Highlights

Jensen Quality Value Fund - Class Y

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020(1)
Net asset value, beginning of period	$17.39	$12.11	$13.38
Income (loss) from investment operations:
Net investment income(2)	0.09	0.10	0.04
Net realized and unrealized gain (loss) on investments	(1.20)	5.40	(1.28)
Total from investment operations	(1.11)	5.50	(1.24)
Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.03)
Distributions from net realized gain on investments	(0.42)	(0.13)	–
Total distributions	(0.50)	(0.22)	(0.03)
Net asset value, end of period	$15.78	$17.39	$12.11
Total return(3)	-6.73%	45.72%	-9.24%
Supplemental data and ratios:
Net assets, end of period (000’s)	$57,196	$50,693	$35,326
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	0.86%	1.05%	1.52%(4)
After waivers and reimbursements of expenses	0.80%	0.80%	0.80%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.50%	0.40%	0.23%(4)
After waivers and reimbursements of expenses	0.56%	0.65%	0.95%(4)
Portfolio turnover rate	17.78%	18.15%	36.19%(3)

(1)	Class Y shares commenced operations on January 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

32	Jensen Quality Value Fund	Annual Report

Financial Highlights

Jensen Global Quality Growth Fund - Class J

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020(1)
Net asset value, beginning of period	$14.20	$10.81	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.05	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	3.38	0.79
Total from investment operations	(0.43)	3.44	0.81
Less distributions:
Dividends from net investment income	(0.04)	(0.05)	–
Total distributions	(0.04)	(0.05)	–
Net asset value, end of period	$13.73	$14.20	$10.81
Total return(3)	-3.02%	31.94%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,145	$1,700	$454
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.64%	2.68%	33.40%(4)
After waivers and reimbursements of expenses	1.25%	1.25%	1.25%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	(0.06)%	(0.92)%	(30.52)%(4)
After waivers and reimbursements of expenses	0.33%	0.51%	1.63%(4)
Portfolio turnover rate	3.04%	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	33

Financial Highlights

Jensen Global Quality Growth Fund - Class I

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020(1)
Net asset value, beginning of period	$14.21	$10.81	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.09	0.11	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	3.37	0.79
Total from investment operations	(0.39)	3.48	0.81
Less distributions:
Dividends from net investment income	(0.07)	(0.08)	–
Total distributions	(0.07)	(0.08)	–
Net asset value, end of period	$13.75	$14.21	$10.81
Total return(3)	-2.74%	32.27%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,350	$1,842	$227
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.42%	2.11%	33.49%(4)
After waivers and reimbursements of expenses	1.02%	1.02%	1.02%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.17%	(0.28)%	(30.60)%(4)
After waivers and reimbursements of expenses	0.57%	0.81%	1.87%(4)
Portfolio turnover rate	3.04%	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

34	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights

Jensen Global Quality Growth Fund - Class Y

Per Share Data:	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020(1)
Net asset value, beginning of period	$14.21	$10.81	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	(0.48)	3.37	0.78
Total from investment operations	(0.39)	3.48	0.81
Less distributions:
Dividends from net investment income	(0.07)	(0.08)	–
Total distributions	(0.07)	(0.08)	–
Net asset value, end of period	$13.75	$14.21	$10.81
Total return(3)	-2.72%	32.29%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$33,361	$23,555	$1,206
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.40%	2.15%	32.29%(4)
After waivers and reimbursements of expenses	1.00%	1.00%	1.00%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.18%	(0.32)%	(29.29)%(4)
After waivers and reimbursements of expenses	0.58%	0.82%	2.00%(4)
Portfolio turnover rate	3.04%	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	35

Notes to Financial Statements

May 31, 2022

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund, formerly known as the Jensen Value Fund, and the Jensen Global Quality Growth Fund (each, a “Fund,” and together, the “Funds”), each represent a distinct series with its own investment objective and policies within the Trust. The investment objective of each of the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Class J and Class I shares of the Jensen Quality Value Fund became effective and commenced operations on March 31, 2010. The Class Y shares of the Jensen Quality Value Fund became effective and commenced operations on January 15, 2020. The Jensen Global Quality Growth Fund commenced investment operations on April 15, 2020 for Class J, Class I, and Class Y shares. For both Funds, Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each equity security owned by the Funds that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid

36	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its net asset value (“NAV”), whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by a Pricing Service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a Pricing Service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	37

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) Topic 820, establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.
• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 –	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments carried at fair value as of May 31, 2022:

Jensen Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$198,118,499	$—	$—	$198,118,499
Short-Term Investments	2,875,665	—	—	2,875,665
Total Investments	$200,994,164	$—	$—	$200,994,164

Jensen Global Quality Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$26,858,431	$10,043,448	$—	$36,901,879
Short-Term Investments	896,240	—	—	896,240
Total Investments	$27,754,671	$10,043,448	$—	$37,798,119

(1) For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the year ended May 31, 2022, with significant unobservable inputs which would be classified as Level 3. The Funds did not hold financial derivative instruments during the year ended May 31, 2022.

(b) Foreign Securities and Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales

38	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended May 31, 2022, the Funds did not incur any interest or penalties. The Funds have no examinations in progress. The Funds are also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds will declare and distribute any net investment income quarterly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	39

(e) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3. Federal Tax Matters

The tax character of distributions paid during the fiscal years ended May 31, 2022 and May 31, 2021 were as follows:

	;
Jensen Quality Value Fund	May 31, 2022		May 31, 2021
Ordinary Income		$2,416,784	$944,570
Long-Term Capital Gain		$2,515,253	$167,266

	;
Jensen Global Quality Growth Fund	May 31, 2022		May 31, 2021
Ordinary Income		$170,099	$101,471
Long-Term Capital Gain		$—	$—

40	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

The components of distributable earnings on a tax basis as of May 31, 2022 were as follows:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Cost basis of investments for federal income tax purposes	$195,644,527	$35,255,415
Gross tax unrealized appreciation	$19,839,523	$4,593,660
Gross tax unrealized depreciation	(14,489,886)	(2,051,604)
Net tax unrealized appreciation	5,349,637	2,542,056
Undistributed ordinary income	—	43,457
Undistributed long-term capital gain	4,354,266	—
Distributable earnings	4,354,266	43,457
Other accumulated losses	(2,052,629)	(95,078)
Total distributable earnings	$7,651,274	$2,490,435

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2022, the Jensen Quality Value Fund deferred, on a tax basis, post-October losses of $2,052,629.

At May 31, 2022, the Jensen Global Quality Growth Fund had short-term capital loss carryovers of $(95,078).

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent difference relates to tax equalization.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Total Distributable Earnings	$(831,582)	$—
Paid-in Capital	$831,582	$—

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.65% and 0.75% of each Fund’s average daily net assets for the Jensen Quality Value Fund and Jensen Global Quality Growth Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse a Fund’s other expenses at least through the expiration dates listed below to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses (exclusive of front-end or contingent deferred sales loads,

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	41

Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets (the “Expense Limitation Cap”).

	Expiration Date	Expense Limitation Cap
Jensen Quality Value Fund	September 30, 2022	0.80%
Jensen Global Quality Growth Fund	September 30, 2022	1.00%

For the year ended May 31, 2022, expenses of $25,144, $51,397 and $33,743 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively, for the Jensen Quality Value Fund. For the year ended May 31, 2022, expenses of $9,009, $8,186 and $121,308 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively, for the Jensen Global Quality Growth Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three-year period from the date of the waiver or reimbursement. During the year ended May 31, 2022, $162,498 of previously waived expenses subject to recovery for the Jensen Quality Value Fund expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
May 31, 2023	$199,269	$58,882
May 31, 2024	$179,053	$192,244
May 31, 2025	$110,284	$138,503

5. Distribution and Shareholder Servicing Plan

The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”), the Funds’ distributor and principal underwriter, a distribution fee of 0.25% of a Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Funds, which authorizes it to pay up to 0.10% of a Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing and maintenance of Class I shareholder accounts. The Distributor acts as the Funds’ principal

42	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

underwriter in a continuous public offering of the Funds’ shares. Fees incurred for the year ended May 31, 2022, and owed as of May 31, 2022 are summarized below. The fees owed to the Distributor are included within accrued expenses and other liabilities on the Statements of Assets and Liabilities.

12b-1 Plan	Incurred	Owed
Jensen Quality Value Fund	$103,361	$9,812
Jensen Global Quality Growth Fund	$5,720	$1,444

Shareholder Servicing	Incurred	Owed
Jensen Quality Value Fund	$16,368	$673
Jensen Global Quality Growth Fund	$406	$1,444

6. Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended May 31, 2022, and owed as of May 31, 2022 are as follows:

Administration	Incurred	Owed
Jensen Quality Value Fund	$46,569	$8,132
Jensen Global Quality Growth Fund	$20,299	$3,335

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Funds’ custodian. Fees incurred for the year ended May 31, 2022 and owed as of May 31, 2022 for fund accounting, transfer agency, and custody fees are as follows:

Fund Accounting	Incurred	Owed
Jensen Quality Value Fund	$41,194	$7,352
Jensen Global Quality Growth Fund	$24,257	$3,798

Transfer Agency	Incurred	Owed
Jensen Quality Value Fund	$64,360	$11,085
Jensen Global Quality Growth Fund	$45,923	$7,693

Custody	Incurred	Owed
Jensen Quality Value Fund	$7,680	$1,553
Jensen Global Quality Growth Fund	$11,516	$1,873

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	43

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund have lines of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fees incurred for the year ended May 31, 2022, and owed as of May 31, 2022 were as follows:

	Incurred	Owed
Jensen Quality Value Fund	$12,507	$2,089
Jensen Global Quality Growth Fund	$12,507	$2,089

7. Capital Share Transactions

Transactions in shares of the Funds were as follows:

Jensen Quality Value Fund

Class J	year ended May 31, 2022	year ended May 31, 2021
Shares sold	1,116,932	1,933,178
Shares issued in reinvestment of dividends	61,680	14,609
Shares redeemed	(845,964)	(363,711)
Net increase	332,648	1,584,076

Class I	year ended May 31, 2022	year ended May 31, 2021
Shares sold	5,371,787	2,654,916
Shares issued in reinvestment of dividends	123,464	19,030
Shares redeemed	(1,395,061)	(348,042)
Net increase	4,100,190	2,325,904

Class Y	year ended May 31, 2022	year ended May 31, 2021
Shares sold	810,922	129,005
Shares issued in reinvestment of dividends	84,614	42,098
Shares redeemed	(185,958)	(173,675)
Net increase (decrease)	709,578	(2,572)

44	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund

Class J	year ended May 31, 2022	year ended May 31, 2021
Shares sold	74,666	86,859
Shares issued in reinvestment of dividends	485	461
Shares redeemed	(38,692)	(9,593)
Net increase	36,459	77,727

Class I	year ended May 31, 2022	year ended May 31, 2021
Shares sold	40,584	111,106
Shares issued in reinvestment of dividends	706	557
Shares redeemed	0	(3,044)
Net increase	41,290	108,619

Class Y	year ended May 31, 2022	year ended May 31, 2021
Shares sold	780,548	1,539,423
Shares issued in reinvestment of dividends	10,808	6,892
Shares redeemed	(22,060)	(109)
Net increase	769,296	1,546,206

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended May 31, 2022 are summarized below. For the year ended May 31, 2022, there were no purchases or sales of U.S. government securities for the Funds.

	Purchases	Sales
Jensen Quality Value Fund	$119,234,756	$30,746,064
Jensen Global Quality Growth Fund	$13,158,814	$1,036,614

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	45

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2022, the following shareholders held over 25% of a Fund’s shares outstanding:

Jensen Quality Value Fund

Class J
Charles Schwab & Co. Inc.	38.75%
National Financial Services LLC	33.39%

Class I
Raymond James	53.15%

Class Y
Pershing, LLC	80.70%

Jensen Global Quality Growth Fund

Class J
Wells Fargo Clearing Services LLC	52.07%
Charles Schwab & Co. Inc.	32.08%

Class I
Charles Schwab & Co. Inc.	88.17%

Class Y
Pershing, LLC	93.98%

10. Line of Credit

At May 31, 2022, the Jensen Quality Value Fund and Jensen Global Quality Growth Fund had lines of credit in the amount of the lesser of $3,000,000 and $2,000,000, respectively, or 33.33% and 20%, respectively, of the fair value of unencumbered assets of each Fund, which mature on August 6, 2022. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (4.00% as of May 31, 2022). The credit facility is with the Funds’ custodian, US Bank. During the year ended May 31, 2022, the Jensen Quality Value Fund and Jensen Global Quality Growth Fund did not utilize their lines of credit.

46	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

11. Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

12. Subsequent Events

On June 16, 2022, the following distributions were declared and paid from ordinary income to shareholders of record as of June 15, 2022:

	Class J	Class I	Class Y
Jensen Quality Value Fund	56,588	226,201	125,463
Jensen Global Quality Growth Fund	2,593	4,470	67,812

The Funds have evaluated events and transactions that have occurred subsequent to May 31, 2022 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Jensen Quality Value Fund and Jensen Global Quality Growth Fund and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Jensen Quality Value Fund and Jensen Global Quality Growth Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of May 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Jensen Quality Value Fund	For the year ended May 31, 2022	For the years ended May 31, 2022 and 2021	For the years ended May 31, 2022, 2021, 2020, 2019, and 2018
Jensen Global Quality Growth Fund	For the year ended May 31, 2022	For the years ended May 31, 2022 and 2021	For the years ended May 31, 2022 and 2021, and the period from April 15, 2020 (commencement of operations) through May 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned

48	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 28, 2022

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	49

Expense Example – May 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period referenced in each table.

Actual Expenses

The first lines of the tables below for each share class of the Funds provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Funds provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Funds, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

50	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Expense Example Tables (Unaudited)

Jensen Quality Value Fund – Class J	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$895.50	$4.96
Hypothetical (5% return before expenses)	1,000.00	1,019.70	5.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Value Fund – Class I	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$896.30	$3.88
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.13

*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Value Fund – Class Y	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$896.70	$3.78
Hypothetical (5% return before expenses)	1,000.00	1,020.94	4.03

*	Expenses are equal to Class Y’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Global Quality Growth Fund – Class J	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$904.90	$5.94
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	51

Jensen Global Quality Growth Fund – Class I	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$906.00	$4.85
Hypothetical (5% return before expenses)	1,000.00	1,019.85	5.14

*	Expenses are equal to Class I’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Global Quality Growth Fund – Class Y	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period* December 1, 2021 – May 31, 2022
Actual	$1,000.00	$906.00	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.04

*	Expenses are equal to Class Y’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

52	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 99.00% and 100.00%, respectively, of dividends declared during the fiscal year ended May 31, 2022 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 99.00% and 100.00%, respectively, of dividends declared from net investment income during the fiscal year ended May 31, 2022 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 70.63% and 0.00%, respectively, of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2022.

Additional Information Applicable to Foreign Shareholders Only:

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund each designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-992-4144. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT reports on the SEC’s website at http://www.sec.gov.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	53

4. Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 800-992-4144 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

54	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Jensen Investment Management, Inc., the investment adviser to the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each of the Funds (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Jensen Investment Management, Inc. as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of a Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 13, 2022, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2021 through December 31, 2021 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. Neither of the Funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID on behalf of a Fund for a breach of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	55

Notice of Privacy Policy & Practices (Unaudited)

We collect non-public personal information about you from the following sources:

•
information we receive about you on applications or other forms;

•
information you give us orally; and

•
information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Results of Shareholder Meeting

A Special Joint Meeting of Shareholders (the “Meeting”) took place on April 6, 2022. The Meeting was held for all series in the Trust. All Trust shareholders of record, in the aggregate across all series of the Trust, were entitled to attend or submit proxies. As of the record date, February 7, 2022, the Trust had 534,673,511 shares outstanding. The results of the voting for the proposals were as follows:

Proposal 1: To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.

	For Votes	Votes Withheld	Broker Non-Vote
Vincent P. Lyles	465,453,094	2,962,687	15,025,189
Erik K. Olstein	465,703,874	2,711,906	15,025,189
Lisa Zúñiga Ramírez	465,728,682	2,662,552	15,025,189
Gregory M. Wesley	465,394,219	2,984,741	15,025,189

Accordingly, effective April 6, 2022, the Board of Trustees of Trust for Professional Managers consists of the following individuals, each of whom have been elected by shareholders:

Michael D. Akers, Independent Trustee
Gary A. Drska, Independent Trustee
Vincent P. Lyles, Independent Trustee

56	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Erik K. Olstein, Independent Trustee
Lisa Zúñiga Ramírez, Independent Trustee
Gregory M. Wesley, Independent Trustee
Joseph C. Neuberger, Interested Trustee

Proposal 2: To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

For Votes	Votes Against	Votes Abstained
476,848,750	2,932,139	3,647,484

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	57

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	26	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	26	Retired; Former Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	26

System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-present); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).

					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017–2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	26

Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).

					Trustee, The Olstein Funds (an open-end investment company) (1995–2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26

Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).

					N/A
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A

58	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	26	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee; USA Mutuals (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A

Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (2017-2021); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017).

N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018- 2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	59

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

60	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Jensen Quality Value Fund Jensen Global Quality Growth Fund
Class I Shares	Class J Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue, Suite 2200
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

jenseninvestment.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2022	FYE 5/31/2021
(a) Audit Fees	$30,000	$30,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$6,000	$6,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 5/31/2022	FYE 5/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2022	FYE 5/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$67,000	$26,000

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2020.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date	8/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/2/2022

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	8/2/2022

* Print the name and title of each signing officer under his or her signature.

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